UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 26, 2018
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Aptiv PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

C, Ardilaun Court 112-114 St. Stephen's Green Dublin 2, D02 TD28, Ireland
(Address of Principal Executive Offices)(Zip Code)
(Registrant’s Telephone Number, Including Area Code) 353-1-259-7013
Courteney Road
Hoath Way
Gillingham, Kent ME8 0RU
United Kingdom
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐.
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company’s Annual Meeting of Shareholders was held on April 26, 2018. The matters that were voted on at the meeting, and the final voting results as to each such matter, are set forth below.
1. The Company’s shareholders elected for one-year terms the following directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Kevin P. Clark	223,599,618	57,672	63,278	7,917,454
Nancy E. Cooper	223,371,947	65,293	283,328	7,917,454
Frank J. Dellaquila	223,367,992	65,243	287,333	7,917,454
Nicholas M. Donofrio	223,596,280	61,024	63,264	7,917,454
Mark P. Frissora	222,358,630	1,296,303	65,635	7,917,454
Rajiv L. Gupta	222,934,762	724,026	61,780	7,917,454
Sean O. Mahoney	223,330,863	326,766	62,939	7,917,454
Colin J. Parris	223,374,514	57,871	288,183	7,917,454
Ana G. Pinczuk	223,405,083	32,165	283,320	7,917,454
Thomas W. Sidlik	223,582,568	70,602	67,398	7,917,454
Lawrence A. Zimmerman	223,544,207	108,263	68,098	7,917,454

2. The Company's shareholders voted upon and approved the re-appointment of Ernst & Young LLP (“EY”) as the auditors of the Company, ratified the appointment of EY to serve as the Company's independent registered public accounting firm and authorized directors to determine the fees paid to EY.

For	Against	Abstain
228,708,965	2,791,809	137,248
There were no broker non-votes with respect to this proposal.

3. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
216,992,449	5,794,840	933,279	7,917,454

4. The Company’s shareholders determined, on an advisory basis, to conduct future advisory votes on the compensation of the Company's named executive officers every year.

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
214,351,379	191,853	8,844,160	333,176	7,917,454

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 1, 2018	APTIV PLC

		By:	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer

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